SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     June 3, 1997
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    DDL ELECTRONICS, INC.
                             ______________________________



          DELAWARE                      1-8101                   33-0213512
 _____________________________        ____________              _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.



Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-9415
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________

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Item 5.  Other Events.

On June 12, 1997, DDL Electronics, Inc. sold 2,000,000 shares of its Common Stock to a group of private investors pursuant to a Common Stock Purchase Agreement dated as of June 3, 1997, a copy of which is attached as Exhibit
4.1. The private investors purchased such shares at a price of $0.75 per share. The Company expects in the near future to file a registration statement covering the resale of such shares, as provided in the Common Stock Purchase Agreement.



Item 7. Exhibits.

         Exhibit             Description
         _______             ____________
           4.1               Common Stock Purchase Agreement dated as of
                             June 3, 1997





                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DDL ELECTRONICS, INC.


         June 12, 1997                  /s/ Richard K. Vitelle
_________________________________        ___________________________________
           Date                         Richard K. Vitelle
                                        Vice President - Finance
                                        (Principal Financial Officer)




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